Leases	6 Months Ended
Sep. 30, 2022
Leases [Abstract]
Leases
8. Leases:
Nomura as lessor
Nomura leases office buildings and aircrafts in Japan and overseas either as head lessor or through subleases. These leases and subleases are primarily classified as operating leases. The related assets are stated at cost, net of accumulated depreciation, except for land, which is stated at cost in the consolidated balance sheets and reported within
Other assets
—
Office buildings, land, equipment and facilities.
The following table presents the types of assets which Nomura leases under operating leases as of March 31, 2022 and September 30, 2022.

	Millions of yen
	March 31, 2022			September 30, 2022
	Cost	Accumulated depreciation	Net carrying amount	Cost	Accumulated depreciation	Net carrying amount
Real estate (1)	¥354	¥(292)	¥62	¥21	¥—	¥21
Aircraft	10,373	(688)	9,685	8,669	(50)	8,619

Total	¥10,727	¥(980)	¥9,747	¥8,690	¥(50)	¥8,640

(1)	Cost, accumulated depreciation and net carrying amounts include amounts relating to real estate utilized by Nomura.
Nomura recognized lease income of ¥1,927 million and ¥1,090 million for the six and three months ended September 30, 2021, respectively, and ¥409 million and ¥249 million for the six and three months ended September 30, 2022, respectively. These are included in the consolidated statements of income within
Revenue
—
Other.
The following table presents an analysis of future undiscounted lease payments to be received in connection with noncancellable operating leases entered into by Nomura as lessor over the remaining lease term as of September 30, 2022. Amounts in connection with finance leases were not significant.

Millions of yen
September 30, 2022
Minimum lease payments to be received
Years of receipt
Less than 1 year	¥1,138
1 to 2 years	1,138
2 to 3 years	1,051
3 to 4 years	132
4 to 5 years	132
More than 5 years	1,037

Total	¥4,628